SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

CLASS I SHARES DATED MAY 1, 2012

This supplement revises the Portfolio Optimization Aggressive-Growth Portfolio Class I Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement. Remember to review the Prospectus for other important information.

The Annual fund operating expenses table and expense example are replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fee	0.10
Service fee	0.20
Other expenses	0.01
Acquired fund fees and expenses	0.78
Total annual operating expenses	1.09
Less fee waiver[2]	(0.10)
Total annual operating expenses after fee waiver	0.99

[1]	The expense information has been restated to reflect current fees.
[2]

The investment adviser has contractually agreed to waive its management fee through April 30, 2013. The agreement will terminate: (i) if the investment advisory agreement is terminated or (ii) upon ninety days’ prior written notice by the Fund.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class I
1 year	$101
3 year	$337
5 year	$591
10 year	$1,320

The second sentence of the second paragraph of the Principal investment strategies subsection is replaced with the following:

Within the broad asset classes of debt and equity, the portfolio diversifies its holdings by investing in Underlying Portfolios that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and fixed income investments and, as a result, may offer diversification benefits.

In the same subsection, the following is added as the fourth paragraph:

The portion of the portfolio invested in alternative or non-traditional investment strategies may be allocated to Underlying Portfolios that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

•	Forward foreign currency contracts;
•	Foreign currency options;
•	High yield debt securities;
•	Swaps (such as interest rate, cross-currency, total return and credit default swaps);
•	Futures on securities, indexes, currencies and other investments; and
•	Precious metals-related equity securities.

In the same subsection, the first sentence of the current fourth paragraph is replaced with the following:

The portfolio may also, at any time, invest in Underlying Portfolios that hold other debt or equity securities or other instruments.

The following is added to the Principal risks from holdings in Underlying Portfolios subsection:

•

Correlation Risk: While the performance of an Underlying Portfolio that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income investments over long-term periods, the actual performance of such Underlying Portfolio may be correlated with those traditional investments over short- or long-term periods. Should there be periods when such Underlying Portfolio’s performance is correlated with those traditional investments, any intended diversification effect of including such alternative or non-traditional Underlying Portfolio as part of an asset allocation strategy may not be achieved, thereby resulting in increased volatility of an asset allocation strategy that includes the Underlying Portfolio.

•

Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade debt securities (including loans), may be relatively greater than for investment grade securities.

•

Non-Diversification Risk: An Underlying Portfolio that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified portfolio. This increases potential price volatility and the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	Regulatory Impact Risk: Certain financial instruments are subject to extensive government regulation, which may change unexpectedly and frequently, and may impact a portfolio significantly.

•

Short Exposure Risk: When a portfolio takes a short position using derivative instruments in anticipation of a decline in the market price (i.e., spot price or spot rate) of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price for future delivery (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, it is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Short positions also may expose the portfolio to leverage risk.

•

Short Sale Risk: A short sale involves the risk that the price at which the portfolio purchases a security to replace the borrowed security may be higher than the price that the portfolio sold the security, resulting in a loss to the portfolio. Such loss is theoretically unlimited. Short sales also involve certain costs and may expose the portfolio to leverage risk.

•

U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

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